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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 17, 2003
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                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)


       Delaware                      0-20190                     14-1673067
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(State or other jurisdic-          (Commission                 (IRS Employer
 tion of incorporation)            File Number)              Identification No.)


       2165 Technology Drive, Schenectady, New York                 12308
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (518) 346-7799
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Regulation FD Disclosure.

         On December 17, 2003, Authentidate Holding Corp. announced that it has exercised its right to require the holders of an aggregate amount of $2,470,000 of convertible debentures to convert the entire outstanding principal amount of their debentures into shares of its common stock. The conversion of these debentures will result in the issuance of an aggregate amount of 823,333 shares of common stock of Authentidate Holding Corp. to the holders of the debentures. The debentures subject to this conversion requirement were originally issued in September 2003.

         Authentidate Holding Corp. published a press release regarding this event on December 17, 2003. The press release is attached to this Report on Form 8-K as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         Listed below are the exhibits filed as a part of this report.

(c)      Exhibits

         99.1     Press Release dated December 17, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2003                     AUTHENTIDATE HOLDING CORP.
                                             (Registrant)

                                             By  /s/ Dennis H. Bunt
                                                 -------------------------------
                                             Dennis H. Bunt
                                             Chief Financial Officer





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